Exhibit 99.1

Developing Communities Since 1929 NYSE LEV March 9, 2005

Except for historical information contained herein, the matters discussed in this presentation contain forward- looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of Levitt Corporation ("Levitt") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond their control. FORWARD LOOKING STATEMENTS These include, but are not limited to, risks and uncertainties associated with: The impact of economic, competitive and other factors affecting the companies and their operations, markets and products; Risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; The availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and Inclement weather such as hurricanes and tropical storms, as well as other natural disasters. The foregoing factors are not exclusive and reference is also made to other risks and factors detailed in reports filed by Levitt with the Securities and Exchange Commission.

America's Oldest Home Builder (1929) William J. Levitt, Father of suburbia Developer of Levittowns in New York, New Jersey and Pennsylvania Residential Builder of over 200,000 homes

THE LEVITT BRAND Building a Proud Legacy

Assets $678 Million Shareholders' Equity $295 Million Market Capitalization $556 Million Note: Assets and shareholders' equity as of 12/31/04 Market capitalization as of 03/07/04 KEY HIGHLIGHTS

KEY FINANCIAL HIGHLIGHTS 2004 vs. 2003 Revenue Up 94.2% Net Income Up 114.1% Diluted EPS Up 71.8%

1999 2000 2001 2002 2003 2004 18.5 105.99 144.25 209.4 285.5 554.5 CONSOLIDATED REVENUE (DOLLARS IN MILLIONS) Compound Growth 97.4% 94.2%

NET INCOME (DOLLARS IN MILLIONS) 1999 2000 2001 2002 2003 2004 4.03 6.96 7.52 19.51 26.8 57.4 Compound Growth 70.1% 114.1%

LEVITT CORPORATION HOMEBUILDING DIVISION LAND DIVISION

HOMEBUILDING DIVISION A LEADER IN ACTIVE ADULT COMMUNITIES

Levitt and SonsTM Homes & Communities

Bowden Homes

FLORIDA - # 1 STATE FOR HOMEBUILDING 1. Florida 155,052* 2 3 5 4 Estimated 330,000 people migrated to Florida in 2003 *2003 Housing unit additions Source: U.S. Census Bureau

HOMEBUILDING DIVISION Currently developing 17 communities in Florida. Excludes Joint Ventures

2000 2001 2002 2003 2004 Levitt and Sons 114.62 146.87 204.73 513.44 427.9 NEW ORDERS (DOLLARS IN MILLIONS) Units 595 694 980 2,240 -16.7% Excludes Joint Ventures Compound Growth 39.0% 1,679

2000 2001 2002 2003 2004 Levitt and Sons 94.75 125.04 167.53 458.77 448.64 BACKLOG OF SIGNED CONTRACTS (DOLLARS IN MILLIONS) Units 487 584 824 2,053 Compound Growth 47.5% Excludes Joint Ventures 1,814 -2.2%

2000 2001 2002 2003 2004 Levitt and Sons 441 597 740 1011 2126 DELIVERIES (HOUSING UNITS) $195,000 $219,000 $220,000 $190,000 Average Sales Price* 110.3% Excludes Joint Ventures Compound Growth 48.2% $222,000

TOTAL REVENUES SALE OF HOMES (DOLLARS IN MILLIONS) 2000 2001 2002 2003 2004 84.3 117.7 162.4 222.3 472.3 Compound Growth 53.9% 112.5%

2001 2002 2003 2004 0.187 0.191 0.221 0.214 HOME SALES MARGIN * Includes Bowden *

Future Residential Units Owned* 5,610 Controlled 2,700 Total Lots 8,310 As of 12/31/04 *Excludes Backlog LOT INVENTORY HOMEBUILDING DIVISION

Active Adult approx. 68% Family approx. 32% As of 12/31/04 Includes all owned and controlled lots Excludes backlog HOMEBUILDING LOT INVENTORY

LAND DIVISION Developer of Master Planned Communities Community Master Plan encompasses: Residential Commercial Public use (schools, parks, etc.) Residential tracts delivered to Levitt and Sons and independent builders Independent builders include Lennar, Pulte and Toll Brothers

LAND DIVISION St. Lucie County was the fastest-growing* market in the U.S. in 2003. *Percentage change from 2002 in single-family home permits. Source: U.S. Census

Original 4,600-acre Master Planned Community 6th fastest selling Master Planned Community in USA in 2003* Location of the PGA Country Club Tradition Field Home of New York Mets spring training St. Lucie Mets farm club * Source: Robert Charles Lesser & Co. Florida

Original 9,000-acre Master Planned Community 5 miles frontage on Interstate 95 Expected to include approx. 18,000 residential units Expected to include approx. 10 million square feet of commercial space

Acres Carrying Cost Total Acres* 8,349 $14,600 per acre Saleable Acres (est.) 5,965 $20,500 per acre As of 12/31/04 *Includes non-saleable acreage LAND DIVISION LAND INVENTORY - ECONOMICS

2001 2002 2003 2004 0.51 0.467 0.43 0.555 LAND DIVISION MARGIN

31% owned by Levitt Corporation Operator of resort properties under the timeshare model Operates throughout the U.S., primarily "drive to" destinations Developer of residential and golf communities More than 100,000 Resort Owners Over 30 Communities Over 45,000 Homesites sold since 1985 BLUEGREEN CORPORATION

1999 2000 2001 2002 2003 2004 154.83 168.86 196.16 295.46 392.9 678.47 TOTAL CONSOLIDATED ASSETS (DOLLARS IN MILLIONS) Compound Growth 34.4% 72.4%

1999 2000 2001 2002 2003 2004 55.55 62.51 70.03 107.53 125.6 294.79 SHAREHOLDER'S EQUITY (DOLLARS IN MILLIONS) Compound Growth 39.6% 135.0%

1999 2000 2001 2002 2003 2004 1.42 1.26 1.32 1.37 1.39 0.91 DEBT-TO-EQUITY RATIO

1999 2000 2001 2002 2003 2004 0.08 0.118 0.114 0.22 0.2301 0.273 RETURN ON AVERAGE EQUITY (AFTER TAX)

GROWTH STRATEGY Continued expansion of existing homebuilding operations New Master Planned Communities Acquisitions Small, opportunistic Primarily outside Florida Limited near term appetite Add value with Levitt brand and Active Adult expertise

Future Residential Units Homebuilding Division Currently in development* 5,868 Properties under contract 2,442 Land Division 12,600 (approx.) Total Units 20,910 As of 12/31/04 * Excludes Backlog, includes 258 optioned lots LAND INVENTORY

12/31/2000 12/31/04 Backlog 95 449 SUMMARY FINANCIAL RESULTS (DOLLARS IN MILLIONS) 12/31/2000 12/31/2004 Total Assets 169 678 41.6% 12/31/2000 12/31/04 Shareholder Equity 63 295 47.4% 2000 2004 Revenues 106 555 51.2% 47.5% 2000 2004 Net Income 7 57 69.5%

Strong legacy and powerful brand Florida is #1 for homebuilding Experienced management in place for future growth Expert in Active Adult market Accomplished developer of Master Planned Communities Strong land position KEY CONSIDERATIONS (NYSE: LEV)

Developing Communities Since 1929

APPENDIX

LEVITT CORPORATION SELECTED CONSOLIDATED FINANCIAL DATA As of or for the Year Ended December 31, 2004 (*) 2003 2002 (*) 2001 2000 (dollars in thousands, except per share and average price data) Consolidated Operations: Revenues from sales of real estate $ 549,652 283,058 207,808 143,140 100,322 Cost of sales of real estate 406,274 209,431 159,675 111,685 79,029 Margin (a) 143,378 73,627 48,133 31,455 21,293 Earnings from Bluegreen Corporation 13,068 7,433 4,570 - - Selling, general & administrative expenses 71,001 42,027 30,549 26,130 18,744 Net income 57,415 26,820 19,512 7,522 6,955 Basic earnings per share $ 3.10 1.81 1.32 0.51 0.47 Diluted earnings per share (b) $ 3.04 1.77 1.30 0.51 0.47 Average shares outstanding (thousands) 18,518 14,816 14,816 14,816 14,816 Diluted shares outstanding (thousands) 18,600 14,816 14,816 14,816 14,816 Dividends declared per common share $ 0.04 - - - - Key Performance Ratios: Consolidated margin percentage (c) 26.1% 26.0% 23.2% 22.0% 21.2 % S, G & A expense as a percentage of total revenues 12.8% 14.7% 14.6% 18.1% 18.5 % Return on average shareholders' equity (d) 27.3% 23.0% 22.0% 11.4% 11.8 % Ratio of debt to shareholders' equity 0.91 1.39 1.37 1.32 1.26 Ratio of debt to total capitalization 47.6% 58.1% 57.8% 56.8% 55.7 % Ratio of net debt to total capitalization 25.3% 46.1% 51.5% 42.3% 41.1 % Consolidated Balance Sheet Data: Cash $ 125,522 35,965 16,014 23,591 20,654 Inventory of real estate 413,471 254,992 198,126 142,433 110,390 Investment in Bluegreen Corporation 80,572 70,852 57,332 - - Total assets 678,467 393,505 295,461 196,193 168,863 Total debt 268,226 174,093 147,445 92,130 78,734 Total liabilities 383,678 268,053 187,928 126,165 106,357

LEVITT CORPORATION SELECTED CONSOLIDATED FINANCIAL DATA As of or for the Year Ended December 31, 2004 (*) 2003 2002 (*) 2001 2000 (dollars in thousands, except per share and average price data) Homebuilding Operations (e): Revenues from sales of real estate $ 472,296 222,257 162,359 117,663 84,295 Cost of sales of real estate 371,097 173,072 131,281 95,553 71,555 Margin (a) $ 101,199 49,185 31,078 22,110 12,740 Margin percentage (c) 21.4% 22.1% 19.1% 18.8% 15.1 % Construction starts 2,294 1,593 796 584 502 Homes delivered 2,126 1,011 740 597 441 Average selling price of homes delivered $ 222,000 220,000 219,000 195,000 190,000 New orders (units) 1,679 2,240 980 694 599 New orders (value) $ 427,916 513,436 204,730 146,869 114,617 Backlog of homes (units) 1,814 2,053 824 584 487 Backlog of homes (value) $ 448,647 458,771 167,526 125,041 94,751 Land Development Operations: Revenues from sales of real estate $ 96,200 55,037 53,919 21,555 16,027 Cost of sales of real estate 42,838 31,362 28,722 10,570 6,997 Margin (a) $ 53,362 23,675 25,197 10,985 9,030 Margin percentage (c)(f) 55.5% 43.0% 46.7% 51.0% 56.3 % Acres sold 1,212 1,337 1,715 253 145 Inventory owned (acres) 8,349 5,116 4,490 4,131 3,099 Inventory owned (value) $ 122,056 43,906 59,520 50,048 33,825 Acres subject to firm sales contracts 1,833 1,433 1,845 469 428 Acres subject to firm sales contracts (value) $ 121,095 103,174 72,767 27,234 33,693 (*) Our investment in Bluegreen Corporation was acquired in April 2002. Bowden was acquired in April 2004. (a) Margin is calculated as sales of real estate minus cost of sales of real estate. (b) Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen's common stock. (c) Margin percentage is calculated by dividing margin by sales of real estate. (d) Calculated by dividing net income by average shareholders' equity. Average shareholders' equity is calculated by averaging beginning and end of period shareholders' equity balances. (e) Excludes joint ventures. Backlog includes all homes subject to sales contracts. (f) Includes land sales to homebuilding division, if any. These inter-company transactions are eliminated in consolidation.

HOMEBUILDING COMMUNITIES LEVITT AND SONS Type of Sales Planned Closed Sold Net Units Community Location Community Started Units (a) Units Inventory Backlog Available Currently in Development Cascades - St. Lucie West (b) Port St. Lucie, FL Active Adult 2000 1,158 1,015 143 114 29 Summit Greens Clermont, FL Active Adult 2000 770 618 152 126 26 Bellaggio Lake Worth, FL Active Adult 2001 537 510 27 23 4 Cascades - Estero Ft. Myers, FL Active Adult 2002 614 403 211 153 58 Cascades - Sarasota Sarasota, FL Active Adult 2003 453 18 435 229 206 Cascades - Tradition (b) Port St. Lucie, FL Active Adult 2005 Q2* 1,200 - 1,200 - 1,200 Cascades - World Golf Village St. John's County, FL Active Adult 2005 Q1* 450 - 450 - 450 Cascades - Hawk's Haven Ft. Myers, FL Active Adult 2005 Q2* 570 - 570 - 570 Cascades - Groveland Groveland, FL Active Adult 2005 Q1* 999 - 999 - 999 Cascades - Southern Hills Brooksville, FL Active Adult 2005 Q2* 925 - 925 - 925 Total Active Adult 7,676 2,564 5,112 645 4,467 Magnolia Lakes (b) Port St. Lucie, FL Family 2002 479 364 115 105 10 Regency Hills Clermont, FL Family 2002 265 185 80 74 6 Avalon Park Orlando, FL Family 2002 806 310 496 320 176 Summerport Windermere, FL Family 2003 481 136 345 315 30 Riomar Sarasota, FL Family 2004 154 - 154 57 97 Hunter's Creek Orange County, FL Family 2004 112 - 112 72 40 Hartwood Reserve Clermont, FL Family 2004 325 - 325 60 265 Total Family 2,622 995 1,627 1,003 624 Total Currently in Development 10,298 3,559 6,739 1,648 5,091 Properties Under Contract to be Acquired (c) Georgia Active Adult 2005 Q2* 765 - 765 - 765 Florida Active Adult 2006 Q1* 451 - 451 - 451 Total Active Adult 1,216 - 1,216 - 1,216 Florida Family 2005 Q3* 216 - 216 - 216 Florida Family 2005 Q3* 370 - 370 - 370 Florida Family 2006 Q3* 120 - 120 - 120 Total Family 706 - 706 - 706 Total Properties Under Contract 1,922 - 1,922 - 1,922 Total Properties 12,220 3,559 8,661 1,648 7,013 * Estimated sales commencement date (a) Actual number of units may vary from original project plan due to engineering and architectural changes. (b) Acquired from Core Communities (c) There can be no assurance that current property contracts will be consummated. As of December 31, 2004

HOMEBUILDING COMMUNITIES BOWDEN HOMES Type of Sales Planned Closed Sold Net Units Community Location Community Started Units (a) Units Inventory Backlog Available Currently in Development (includes optioned lots) Carlton Ridge Cordova, TN Family 2003 48 23 25 1 24 Carlysle Place Cordova, TN Family 2004 78 - 78 5 73 Concord Estates Memphis, TN Family 2003 150 14 136 6 130 Fox Creek, Sec. C Olive Branch, MS Family 2002 54 40 14 5 9 Hidden Meadows Arlington, TN Family 2003 58 57 1 - 1 Hidden Springs Oakland, TN Family 2003 12 9 3 - 3 Kelsey Point Millington, TN Family 2004 51 6 45 23 22 Kirby Farms Cordova, TN Family 2003 134 132 2 2 - Laurel Tree Memphis, TN Family 2004 57 - 57 22 35 Lexington Crossing Olive Branch, MS Family 1999 104 97 7 3 4 Mid-Summer Commons Memphis, TN Family 2002 174 145 29 18 11 Morning Woods Memphis, TN Family 2003 27 8 19 1 18 Pinnacle Point Memphis, TN Family 1999 185 162 23 5 18 Princeton Hills Memphis, TN Family 2003 133 47 86 30 56 Riggins Hills Memphis, TN Family 2002 45 37 8 1 7 Savannah - 1 Hendersonville, TN Family 2004 3 - 3 1 2 Savannah - 2 Hendersonville, TN Family 2004 42 - 42 - 42 Shelby Place Cordova, TN Family 2003 118 68 50 3 47 South Pointe Memphis, TN Family 2001 93 68 25 24 1 Sutton Place Cordova, TN Family 2004 138 25 113 5 108 Sycamore Trace Memphis, TN Family 2002 218 99 119 5 114 Whitten Forest Memphis, TN Family 2004 67 9 58 6 52 Total Family 1,989 1,046 943 166 777 Total Currently in Development 1,989 1,046 943 166 777 Properties Under Contract to be Acquired (b) Tennessee Family 2005 Q2* 68 - 68 - 68 Tennessee Family 2005 Q1* 55 - 55 - 55 Tennessee Family 2006 Q1* 55 - 55 - 55 Tennessee Family 2005 Q1* 88 - 88 - 88 Tennessee Family 2005 Q2* 46 - 46 - 46 Tennessee Family 2005 Q4* 121 - 121 - 121 Tennessee Family 2005 Q4* 66 - 66 - 66 Tennessee Family 2006 Q4* 21 - 21 - 21 Total Family 520 - 520 - 520 Total Properties Under Contract 520 - 520 - 520 Total Properties 2,509 1,046 1,463 166 1,297 * Estimated sales commencement date (a) Actual number of units may vary from original project plan due to engineering and architectural changes. (b) There can be no assurance that current property contracts will be consummated. As of December 31, 2004

1999 2000 2001 2002 2003 2004 0.489 0.411 0.423 0.515 0.461 0.253 NET DEBT-TO-CAPITAL RATIO

Developing Communities Since 1929 NYSE LEV November 15, 2004